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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 10, 2005



                        ENVIRO VORAXIAL TECHNOLOGY, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



             Idaho                      000-27445                82-0266517
             -----                      ---------                ----------
 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)



                821 NW 57th Place, Fort Lauderdale, Florida 33309
                -------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (954) 958-9968
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
Item 4.01  Changes in Registrant's Certifying Accountant

           (a) Previous Independent Accountants.

               (i) Effective March 10, 2005, Eisner LLP was dismissed as the principal accountants to audit the financial statements of Enviro Voraxial Technology, Inc. (the "Registrant").

               (ii) The reports of Eisner LLP ("EISNER") on the financial statements of Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle; however, the reports were modified to include an explanatory paragraph wherein EISNER expressed substantial doubt about the Registrant's ability to continue as a going concern.

               (iii) The dismissal of EISNER and subsequent engagement of new independent accountants (described below) was approved by the Registrant's Board of Directors, as the Registrant has no Audit Committee.

               (iv) In connection with its audits for the two most recent fiscal years and including the interim period up to and including the date of dismissal, there have been no disagreements with EISNER on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EISNER would have caused them to make reference thereto in their report on the financial statements for such years; however, the reports were modified to include an explanatory paragraph wherein EISNER expressed substantial doubt about the Registrant's ability to continue as a going concern.

               (v) During the two most recent fiscal years and including the interim period up to and including the date of dismissal, the Registrant has had no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

The Registrant requested EISNER furnish a letter addressed to the Securities and Exchange Commission stating whether or not EISNER agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated March 10, 2005, is filed as Exhibit 16.1 to this Form 8-K.

           (b) Engagement of New Independent Accountants.

               (i) Effective March 10, 2005, the Registrant engaged the accounting firm of Weinberg & Company, P.A. ("New Auditor") as the Registrant's new independent accountants to audit the Registrant's financial statements for the fiscal year ending December 31, 2004.

               (ii) The Registrant has not consulted with New Auditor during the last two years or subsequent interim period on either the application of accounting principles or type of opinion New Auditor might issue on the Registrant's financial statements.

Item 9.01  Financial Statements and Exhibits

           (c) Exhibits

               16.1   Letter of Eisner LLP pursuant to Item 304 of Regulation
                      S-B.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                ENVIRO VORAXIAL TECHNOLOGY, INC.


         Date:  March 11, 2005                  /s/ Alberto DiBella
                                                --------------------------------
                                                Alberto DiBella
                                                Chief Executive Officer


































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